Exhibit 10.1

                              110 MEDIA GROUP, INC.

                       SERIES AA STOCK PURCHASE AGREEMENT

         This SERIES AA STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 2nd day of December, 2004, by and between 110 Media Group, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 95 Broadhollow Road, Suite 101, Melville, New York 11747, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

           SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 450,000 shares of Series AA preferred stock, par value $0.001 per share ("Series AA Stock"), of the Company (collectively, the "Shares") on the terms and conditions set forth therein.

           SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price per Share below) shown below:

NUMBER OF SHARES TO BE PURCHASED     PURCHASE PRICE PER SHARE IN DOLLARS     AGGREGATE PRICE
--------------------------------     -----------------------------------     ---------------
                                                   $1.00

           The Company proposes to enter into the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares at the same price per Share to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The Company and the Purchaser agree that the obligations of each Purchaser are several and not joint, and the Purchaser shall not be responsible in any way for the performance of the obligations of Other Purchasers. The decision of the Purchaser to purchase Shares pursuant to this Agreement has been made by the Purchaser independently of any Other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of any subsidiary of the Company which may have been made or given by any Other Purchaser or by any agent or employee of any Other Purchaser, and neither the Purchaser nor any of its agents or employees shall have any liability to any Other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by the Purchaser or any of the Other Purchasers, shall be deemed to constitute the Purchaser and any or all of the Other Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create the presumption that the Purchaser and any or all of the Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Purchaser acknowledges that no Other Purchaser has acted as agent for the Purchaser in connection with making its investment hereunder and that no Other Purchaser will be acting as agent of the Purchaser in connection with monitoring its investment hereunder. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

           SECTION 3.   Delivery of the Shares at the Closing.

                  3.1 Closing. (a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York 11530 as soon as practicable and as agreed to by the parties hereto, on the same day of execution of the Agreements, or on such later date or at such different location as the parties shall agree, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date"); provided, however, that if the Closing shall not have occurred by 5:00 p.m. (Eastern Time) on December 2, 2004, the Agreement may be terminated by the Purchaser or the Company upon written notice to the other party.

                  (b) At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, evidencing such number of Shares set forth in Section 2 above bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4 (2) thereof and Rule 506 thereunder. The name(s) in which the stock certificates are to be registered are set forth in the Certificate Questionnaire attached hereto as Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) all documents incident to the offering and sale of the Shares shall be reasonably satisfactory in form and substance to the Company; (b) receipt by the Company of same-day funds in the full amount of the aggregate purchase price for the Shares being purchased hereunder; (c) completion of the purchases and sales under the Agreements with the Other Purchasers; and (d) the accuracy in all material respects of the representations and warranties made by the Purchaser herein (as if such representations and warranties were made on the Closing Date) and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) all documents incident to the offering and sale of the Shares shall be reasonably satisfactory in form and substance to the Purchaser; (b) approval of the offering and sale of the Shares by the Company's Board of Directors and/or, if applicable, a committee thereof; (c) the accuracy in all material respects of


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

the representations and warranties of the Company made herein (as if such representations and warranties were made on the Closing Date), except for those representations and warranties that address matters as of a particular date, which representations and warranties shall be accurate in all material respects as of such date; (d) the filing of the Certificate of Designations, Preferences and Rights of Series AA Preferred Stock (the "Designation") substantially in the form of Exhibit A hereto; and (e) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

                  3.2 Escrow. In order to facilitate an orderly Closing, you may send preliminary subscription funds to the escrow account set forth on Schedule
3.2. The escrow agent named on Schedule 3.2 will hold such funds pending written directions from you, by facsimile or e-mail at the address set forth on such schedule, to deliver to the Company at Closing or return the funds to the bank sending the funds. IN ORDER TO IDENTIFY THE FUNDS AND PROVIDE FOR THEIR APPLICATION OR RETURN, EACH BANK WIRE MUST CONTAIN THE FOLLOWING INFORMATION AS A MEMO FIELD: "110 MEDIA GROUP, [NAME OF PURCHASER], [FACSIMILE NUMBER OR E-MAIL ADDRESS OF PURCHASER]."

           SECTION 4. Representations. Warranties and Covenants of the Company. Except as set forth in the Schedule of Exceptions, dated as of the date hereof (the "Schedule of Exceptions"), attached to this Agreement (which Schedule of Exceptions shall be deemed to be representations and warranties to the Purchaser and which Schedule of Exceptions shall expressly identify the specific representation, warranty or covenant in this Section 4 to which such exception pertains), the Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The subsidiaries of the Company are listed on Schedule 4.1 hereto (each a "Subsidiary" and collectively, the "Subsidiaries"). Each Subsidiary is a direct or indirect subsidiary of the Company owned by the Company to the extent indicated in Schedule 4.1. The Company owns, directly or indirectly, the percentage of the capital stock or comparable equity interests of each Subsidiary set forth in Schedule 4.1 free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company and its Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations hereunder.


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

                  4.2 Authorized Capital Stock. The Company's authorized capital stock consists of a total of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 20,273,052 shares of Common Stock were issued and outstanding on December 2, 2004 and 10,000,000 shares of preferred stock, $.001 par value, none of which are outstanding as of November 30, 2004. The issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except for options and grants under the Company's 2003 Equity Incentive Plan, under which 3,000,000 shares of Common Stock are set aside, there are no outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its Common Stock having an exercise or conversion price of less than $.10 per share of Common Stock. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person or entity (other than the Purchasers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities.

                  4.3 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in accordance with this Agreement will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws) as a result of the Company's actions. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as set forth in the Schedule of Exceptions, no stockholder of the Company has any right (which has not been waived or has not expired, including by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 (the "Registration Statement"`) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

                  4.4 Due Execution, Delivery and Performance. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which would have a Material Adverse Effect, or (B) to the Company's knowledge, any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No registration with, consent, authorization or approval of, notice to, other action by, or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Shares, including the filing of a Form D in accordance with Regulation D under the Securities Act. Upon the execution and delivery of this Agreement, and assuming the valid execution of the Agreement by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

                  4.5 Accountants. The firm of Marcum & Kliegman LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company's most recently filed report on Form 10-KSB, is an independent certified public accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                  4.6 No Defaults. Except as disclosed in the Company's filings with the Securities and Exchange Commission (the "Commission") made at least two
(2) business days prior to the date hereof, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company or any of its Subsidiaries and which would have a Material Adverse Effect.

                  4.7 Contracts. The material contracts described in the Company's filings with the Commission, to the extent that they continue to be material to the Company, are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries is, nor, to the Company's knowledge, is any other party in material breach of or default under any such contracts which would have a Material Adverse Effect.

                  4.8 No Actions. Except as disclosed in the Company's filings with the Commission made at least two (2) business days prior to the date hereof, (1) there are no legal or governmental actions, suits or proceedings


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

pending and (2) to the Company's knowledge, there are no inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might reasonably be expected to have a Material Adverse Effect.

                  4.9 Properties. The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as currently owned in the financial statements included in the Company's filings with the Commission made at least two (2) business days prior to the date hereof, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its Subsidiaries. To the Company's knowledge, each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole. Except as disclosed in the Company's filings with the Commission, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                  4.10 No Material Change. Since December 31, 2003, and except as described in the Company's filings with the Commission made at least two (2) business days prior to the date hereof, (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries, (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance, (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations, (iv) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the sale of the Shares hereunder, the issuance of shares upon the exercise of outstanding warrants, the issuance of shares or options pursuant to equity incentive plans or employee stock purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness not incurred in the ordinary course of business that is material to the Company and its Subsidiaries, taken as a whole, and (v) there has not been any other event which has caused a Material Adverse Effect.

                  4.11 Intellectual Property. Except as described in the Company's filings with the Commission made at least two (2) business days prior to the date hereof, the Company's business, as presently conducted, does not infringe or violate in any material respect any patent, copyright, trademark or trade secret of any other person, where such infringement or violation would have a Material Adverse Effect. Except as described in the Company's filings with the Commission made at least two (2) business days prior to the date hereof, the Company or its Subsidiaries own or have a valid right to use all patents, copyrights, trademarks and trade secrets used in and necessary for the Company's business as presently conducted. Notwithstanding the foregoing two sentences, the Company makes no representation or warranty with respect to third-party patents that have not, to the knowledge of the Company's executive officers, been asserted in writing against the Company as of the date hereof, other than third-party patents that the Company, as of the date hereof, has asked legal counsel to analyze whether such patents read on the Company's current or anticipated products. During the past two years none of the Company or its Subsidiaries has received any written communications alleging that the Company or its Subsidiaries have infringed or violated a patent, copyright, trademark or trade secret of any other person where such infringement or violation, if true, would have a Material Adverse Effect.

                  4.12 Compliance. Neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

                  4.13 Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.

                  4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

                  4.15 Investment Company. The Company is not, and will not be following the sale of the Shares to the Purchasers at the Closing, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.16 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company


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

which would subject the offer, issuance or sale of the Shares, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act. Neither the Company nor any person or entity acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its affiliates nor any person or entity acting on their behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Agreements to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 5(a) herein and in the other Agreements, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated herein.

                  4.17 Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company believes are reasonably adequate for their businesses, including, but not limited to, insurance covering all real and personal property leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  4.18 Additional Information. The information contained in the following documents (the "SEC Filings"), which are available at www.sec.gov or which the Company will, upon request, furnish to the Purchaser prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended:

                  (a)      Definitive Information Statement filed May 13, 2004;

                  (b) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003;

                  (c) the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2004;

                  (d) the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2004;

                  (e) the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2004;

                  (f) the Company's Current Report on Form 8-K filed October 12, 2004;

                  (g) the Company's Current Report on Form 8-K filed September 17, 2004;

                  (h) the Company's Current Report on Form 8-K filed September 2, 2004;


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

                  (i) the Company's Current Report on Form 8-K filed July 15, 2004; and

                  (j) all other documents, if any, filed by the Company with the Commission since September 30, 2004 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           As of their respective dates, the Company's filings with the Commission complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The financial statements of the Company included in the Company's filings with the Commission comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments and to the fact that they may not contain footnotes required by GAAP.

                  4.19 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

                  4.20 Common Stock. The Company has taken all requisite corporate action to authorize and reserve the shares of the Company's common stock, $.001 par value, that, at Closing, will be issuable upon the converse of the Shares in accordance with the Certificate of Designation (the "Conversion Shares").

                  4.21 Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

                  4.22 Nonpublic Information. The Company has not disclosed to the Purchaser, whether in the Materials or otherwise, information that would constitute material nonpublic information as of the time immediately following the Company's public announcement of the transactions contemplated by this Agreement.

                  4.23 Public Announcement. Following the Closing, the Company shall promptly issue a press release describing the transactions contemplated by this Agreement and, to the extent appropriate, the Company may include the names of Purchasers in such press release.


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

           SECTION 5. Representations. Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the amount of Shares reflected in Section 2 above, in the ordinary course of its business and for its own account for investment purposes only and with no present intention of distributing any of the Shares or Conversion Shares, and no arrangement or understanding exists with any other persons regarding the distribution of such Shares or Conversion Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, (A) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Conversion Shares except in compliance with the Securities Act, the Rules and Regulations and such state securities or blue sky laws as may be applicable, (B) engage in any short sale prior to the Closing in connection with any of the Shares or Conversion Shares, and, thereafter, only in compliance with the Securities Act, the Exchange Act, the Rules and Regulations and such state securities or blue sky laws as may be applicable, or (C) hedge the economic risk of the Purchaser's investment in the Shares prior to the Closing and, thereafter, only in compliance with the Securities Act, the Rules and Regulations and such state securities or blue sky laws as may be applicable; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire, attached hereto as part of Appendix II, for use in preparation of the Registration Statement and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the effective date of the Registration Statement and the Purchaser will notify the Company promptly of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares, or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the Shares reflected in Section 2 above, relied solely upon the Materials and the documents filed by the Company with the Commission at least two (2) business days prior to the date hereof and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501 (a) of Regulation D promulgated under the Securities Act; (viii) the Purchaser agrees to notify the Company promptly of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or Conversion Shares, if any, or the Company is no longer required to keep the Registration Statement effective; and (ix) the Purchaser has not engaged, directly or indirectly, from and including the date the Purchaser first became aware of the potential offering of the Shares by the Company through and including the date hereof, and will not engage through the Closing Date, directly or indirectly, in any short sale or hedge of shares of Common Stock of the Company. Notwithstanding anything to the contrary in this Agreement, if the Purchaser is an affiliate of a broker-dealer, the Purchaser shall not be prohibited in engaging in its ordinary course of business market making activities and trading activities in the unrestricted shares of Common Stock of the Company.

                  (b) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

                  (c) For the benefit of the Company, the Purchaser previously agreed to keep confidential all information concerning the private placement transaction contemplated by the Agreements. The Purchaser understands that the information contained in the Materials is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use the information contained in the Materials for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Materials, this Agreement, or any offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares, which advisors shall also be bound by this paragraph. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the issuance by the Company of a press release or press releases describing this offering to the extent of the information contained in such press release or press releases. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order to enable the Company to seek an appropriate protective order and the Purchaser shall cooperate with the Company, if requested and at the Company's expense, in seeking such appropriate protective order.

                  (d) The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Shares, including, but not limited to, those set forth under the caption "Risk Factors" in the Materials and the SEC Filings. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

                  (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

                  (f) The Purchaser understands that, until such time as the Conversion Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or may be sold by non-affiliates pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, certificates representing the Shares and Conversion Shares will bear a restrictive legend in substantially the following form:

                  "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. These securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws."

                  (g) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

                  (h) The Purchaser hereby covenants with the Company not to make any sale of the Conversion Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Conversion Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or Conversion Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix III hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that (A) the Conversion Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied.

Alternatively, certificates evidencing Conversion Shares may have the legend set forth in Section 5(f) above removed following the date upon which the Registration Statement covering the resale of such Conversion Shares is declared effective under the Securities Act and the Company shall promptly cause such legend to be removed for the Purchaser, provided: (i) the Company may continue to keep in place any stop-transfer order against the transfer of the certificates for the Conversion Shares until such time as otherwise provided herein; (ii) the Purchaser shall provide a written request to the Company to delegend such Conversion Shares shall affirmatively covenant in such request to sell or otherwise transfer any such Conversion Shares only in accordance with the Registration Statement and the "Plan of Distribution" set forth therein, the Securities Act and any applicable state securities or blue sky laws and to satisfy the current prospectus delivery requirements, and shall deliver to the Company the legended certificate representing such Conversion Shares; and (iii) prior to any individual sale of the Shares pursuant to the Registration Statement, the Purchaser shall notify the Company of its intention to sell or otherwise transfer such Conversion Shares and the amount of Conversion Shares to be sold or otherwise transferred pursuant to the Registration Statement (each, a "Registered Sale Notice"). Upon receipt of such Registered Sale Notice, the Company shall promptly take steps to lift any stop-transfer order placed against the transfer of the certificates for the Conversion Shares to be sold or otherwise transferred in accordance with the Registered Sale Notice. The Purchaser will notify the Company promptly after the sale of all of its Conversion Shares. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as the Prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. In no event shall the Company, without the prior written consent of a Purchaser, disclose to such Purchaser any of the facts or circumstances regarding material nonpublic information giving rise to the Suspension. The Purchaser hereby covenants that it will not sell any Conversion Shares pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no individual Suspension shall be for a period of longer than 30 consecutive days, and no Suspensions, collectively, shall be for a period of an aggregate in any 365-day period of longer than 90 days.

                  (i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not (A) violate any provision of the organizational documents of the Purchaser or (B) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the

Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, in each case where such conflict, breach, violation or default is likely to result in a material adverse effect upon the business, financial condition, properties or results of operations of the Purchaser and its subsidiaries, taken as a whole, or on the ability of the Purchaser to perform its obligations hereunder, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

                  (j) If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser's subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser's jurisdiction.

         SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered in accordance herewith shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

        SECTION 7.Registration: Compliance with the Securities Act.

                  7.1 Registration Procedures and Expenses. The Company shall:

                           (a) subject to receipt of necessary information in
writing from the Purchasers and written request from the holders of 51% of the outstanding Shares (which demand may not be made earlier than 180 days after Closing), as soon as reasonably practicable, but in no event later than sixty
(60) days following the date such demand is received (the "Filing Date"), prepare and file with the Commission the Registration Statement on Form S-3 or other available form relating to the sale or other transfer of Common Stock issued or issuable to the Purchaser and the Other Purchasers pursuant to the Agreements (collectively, "Registrable Securities") from time to time on the Nasdaq Small Cap Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately -negotiated transactions; provided, however, that, if the Company shall have received a request in writing from a Purchaser and if, at the time of receiving such request, the Company shall not have filed such Registration Statement with the Commission, the Company shall provide such Purchaser a reasonable opportunity, but not longer than two (2) business days, to review and provide comments with respect to the "Plan of Distribution" of the Registration Statement and any information regarding such Purchaser to be included in such Registration Statement;

                           (b) use its commercially reasonable efforts, subject
to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within ninety (90) calendar days after the Filing Date (such date, the "Required Effective Date");

                           (c) use its reasonably commercial efforts to promptly
prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective, subject to receipt of necessary information from the Purchasers, until the earliest of (i) two years after the Closing, (ii) such time as the Registrable Securities become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act or
(iii) such time as all Registrable Securities purchased by the Purchaser and all Other Purchasers under the Agreements included in the Registration Statement have been sold to the public. Thereafter, the Company shall be entitled to file a post-effective amendment to de - register the shares not otherwise sold under the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Registrable Securities pursuant to the Registration Statement;

                           (d) furnish to the Purchaser with respect to the
Registrable Securities registered under the Registration Statement such number of copies of prospectuses and such other documents, in each case as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

                           (e) file documents required of the Company for normal
blue sky clearance in New Jersey and New York; provided, however, that the Company shall not be required to: (i) qualify to do business where it would not otherwise be required to qualify but for this Section 7.1; (ii) file a general consent to service of process in any such jurisdiction; (iii) subject itself to taxation in any such jurisdiction; (iv) provide any undertakings that cause material expense or burden to the Company; or (v) make any change to its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                           (f) bear all expenses in connection with the
procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration

Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any; and

                           (g) promptly notify the Purchaser of the
effectiveness of the Registration Statement and any post-effective amendments thereto.

           Notwithstanding the foregoing, if the information provided by the Purchaser pursuant to Appendix I to this Agreement shall not be sufficient for purposes of effecting the registration of or obtaining blue sky clearance for the Registrable Securities, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (g) of this
Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities to be sold or transferred by the Purchaser, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

           Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Registrable Securities pursuant to the Registration Statement.

                  7.2 Transfer After Registration. The Purchaser agrees that it will not effect any disposition of the Conversion Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, the Agreement, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3      Indemnification. For the purpose of this Section 7.3:

                           (i) the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser (as defined in Rule 405 promulgated under the Securities Act), including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of
                           Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                           (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

                  (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (and in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or
(ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) The Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party, and if the indemnified party is an affiliate of a broker-dealer, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses, at the indemnified party's sole expense, and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with proviso (i) to the preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action). In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties or failure to comply with the covenants and agreements in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

                  (e) Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to indemnify or contribute any amount in excess of the aggregate amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification or contribution obligation.

                  7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Conversion Shares shall cease and terminate as to any particular number of the Conversion Shares, as applicable, upon the earliest to occur of (i) the sale of the Conversion Shares, as applicable, pursuant to the Registration Statement,
(ii) the sale of the Conversion Shares, as applicable, pursuant to Rule 144 under the Securities Act, or (iii) such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective, the Company will furnish to the Purchaser:

                           (a) as soon as practicable after available (but in
the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10KSB, (iii) upon request of Purchaser, its quarterly reports on Form 10QSB, and
(iv) the Registration Statement (the foregoing, in each case, excluding exhibits); and

                           (b) upon the reasonable request of the Purchaser, a
reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses;

and the Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act.

                  7.6 Cooperation. It shall be a condition precedent to the obligations of the Company to take any action under Section 7.1 that the Purchaser shall forward to the Company all such information and materials and shall take all action as may be reasonably required to permit the Company to comply with the applicable requirements of the Securities Act, the Commission's rule and regulations and comparable provisions of applicable state securities laws.

                           7.7      Delay in Effectiveness of Registration
Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each month, consisting of a thirty (30) day period (a "Month") (or pro rata portion thereof), following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each Month (or pro rata portion thereof) following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such Month (pro rated for any period less than thirty (30) days), pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to one and one-half percent (1.5%) of the aggregate purchase price paid by such Purchaser for its Shares pursuant to this Agreement; and for any such Month, such payment shall be made no later than the fifth (5th) business day of the calendar month next succeeding the applicable Month for which payment is to be made by the Company. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Shares for the same period of time and in no event shall the Company be required to pay aggregate liquidated damages under this Section 7.7 in excess of twenty-five percent (25%) of the aggregate purchase price paid by the Purchasers for the Shares pursuant to this Agreement. Such payments shall be made to the Purchaser in cash.

                  7.8 Registration. Notwithstanding anything to the contrary contained in the Agreement, the Company shall not be obligated to include in the Registration Statement any Underlying Shares if the inclusion of the Underlying Shares would violate any applicable law, rule or regulation or would constitute a breach of the Company's obligations under its agreements with the National Association of Securities Dealers, Inc. or the Nasdaq Stock Market, Inc. or the rules and regulations promulgated thereunder. In such event, the Company shall use commercially reasonable efforts to register such Underlying Shares for resale, including by filing a separate registration statement, and, if the Company shall file a separate registration statement, such registration statement shall be deemed, for purposes of this Agreement, a "Registration Statement" with the meaning of such defined term herein.

                  7.9 Restrictions on Public Sale by the Company. From the date hereof until the date the Registration Statement is first declared effective by the SEC (the "Effective Date"), the Company agrees not to effect any public or private sale or distribution for its own account of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto).

         SECTION 8. Broker's Fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

         SECTION 9. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile; (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt; or (iv) three (3) business days after being deposited in the U.S. mail, with postage prepaid, addressed to the party to be notified. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days' advance written notice to the other party:

                           (a) if to the Company, to:

                               110 Media Group, Inc.
                               95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                               Attention:  Raymond Barton, CEO
                               Facsimile:  (631) 385-0007

                               with a copy to:

                               Sommer & Schneider LLP
                               595 Stewart Avenue, Suite 710
                               Garden City, NY  11530
                               Attention:  Herbert H. Sommer, Esq.
                               Facsimile:  (516) 228-8211

                           (b) if to the Purchaser, at its address as set forth at the end of this Agreement.

         SECTION 10. Changes. Except in connection with the provisions of
Section 7 of this Agreement, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. The terms and provisions of Section 7 of this Agreement may be modified, amended or waived, or consent for the departure therefrom granted, by the written consent of the Company and the Purchasers holding at least fifty percent (50%) of the Registrable Securities then held by all Purchasers. Any modification, amendment, waiver or consent effected in accordance with the preceding sentence of this Section 10 shall be binding upon each of the Company and the Purchasers, and each of their respective successors and assigns. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. By acceptance of any benefits under Section 7 of this Agreement, the Purchaser hereby agrees to be bound by the provisions of this Section 10.

         SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States District Court for the Southern District of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such Specified Courts. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

         SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

         SECTION 16. Assignment. (a) Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, which consent will not be unreasonably withheld following receipt by the Company of (i) statement of the proposed disposition (in reasonable detail of the circumstances surrounding the proposed transfer;
(ii) an opinion of counsel reasonably acceptable to the Company that such transfer will not require registration under the Securities Act; and (iii) the transferee agrees in writing to be bound by the terms of this Agreement. (b) the Company shall be deemed to be reasonable in refusing to permit an assignment if
(i) the proposed assignment would provide result in the transferee owning 5% or more of the Company's outstanding Common Stock; (ii) the transferee is defined in good faith by the Company's Board of Directors to be a competitor or the ownership of equity securities of the Company by such transferee would disrupt or impair any current or prospective business relationship material to the Company; or (iii) such transfer is to more than three transferees. (c) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests,
(ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (iv) an individual transferring to the Purchaser's family member or trust for the benefit of an individual Purchaser or (v) by an investment advisor to a fund for which it is an advisor or by or among funds that are under common control; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

         SECTION 17. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                       110 MEDIA GROUP, INC.


                                        By:
                                           -------------------------------------
                                             Raymond Barton, President and CEO


                     Print or Type:

                                        ----------------------------------------
                                        Name of Purchaser
                                        (Individual or Institution)


                                        ----------------------------------------
                                        Name of Individual representing
                                        Purchaser (if an Institution)


                                        ----------------------------------------
                                        Title of Individual representing
                                        Purchaser (if an Institution)


                     Signature by:
                                        ----------------------------------------
                                        Individual Purchaser or Individual
                                        representing Purchaser

                                        Address:
                                                  ------------------------------
                                        Telephone:
                                                   -----------------------------
                                        Telecopier:
                                                    ----------------------------

                                  SCHEDULE 3.2

                                 Escrow Account


Account Name:       SOMMER & SCHNEIDER, LLP
                    ATTORNEY ESCROW ACCOUNT - IOLA
Bank:               Bank of New York
                    35 Jericho Turnpike
                    Jericho, NY 11753
                    (516) 333-6911
Account No.:        6902 089606
ABA No.:            021000018
Memo:               110 MEDIA GROUP - [NAME OF PURCHASER], [FACSIMILE NO. OR
                    E-MAIL ADDRESS]

                                                                      Appendix I

                              110 MEDIA GROUP, INC.

                            CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 3 of the Agreement, please provide us with the following information:

         1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may only use a nominee name for your stock certificate(s):

         2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above, if different:

         3. The mailing address of the Registered Holder listed in response to item 1 above:

         4. The Social Security Number or Tax Identification Number, if any, of the Purchaser and, if applicable, the Registered Holder listed in response to item 1 above:

                                                                     Appendix II

                              110 MEDIA GROUP, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

SECTION 2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

SECTION 3. Please provide the names, titles and contact information of all natural persons who have voting or investment control over the Registrable Securities purchased by you or your organization pursuant to this Purchase
Agreement:

SECTION 4. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

        |_| Yes   |_| No

If yes, please indicate the nature of any such relationships below:

SECTION 5. (a) Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer:  |_| Yes  |_| No If "yes," please describe below

NASD Member. The term "NASD member" means either any broker or any dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD "). (NASD Manual, By -laws Article I, Definitions)

Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term "underwriter or a related person " means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.
(NASD Interpretation)

                                                                    Appendix III

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX  75034

Attention:


                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


         The undersigned, [an officer of, or other person duly authorized by] [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on [date] in accordance with the terms of the Purchase Agreement and in accordance with Registration Statement number [fill in the number of or otherwise identify Registration Statement] or otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

         ----------------------------                 ------------------------
         Name of Purchaser                            Signature
         (Individual or Institution):


         ----------------------------                 ------------------------
         Name of Individual                           Dated
         representing Purchaser
         (if an Institution):

         ----------------------------
         Title of Individual

                                                                       EXHIBIT A


                                   DESIGNATION

                                  SCHEDULE 4.1

                              110 MEDIA GROUP, INC.

                                  SUBSIDIARIES


                                                           Percentage and Type
Name                                  Jurisdiction            of Ownership
----                                  ------------         -------------------

Jade Entertainment Group, Inc.          New York                  100%

                             SCHEDULE OF EXCEPTIONS


None.